Madison Funds®

Supplement Dated May 17, 2013

This Supplement amends
the Prospectus of Madison Funds (for Class A, B and C shares) dated February 28, 2013, as supplemented, and the Prospectus of Madison Funds (for Class Y and R6 shares) dated April 19, 2013

Please keep this Supplement with your records.

Madison Core Bond Fund (Class A, B and C Prospectus, and Class Y and R6 Prospectus)

Portfolio Management.  Currently, Dean “Jack” Call, CFA (Vice President, Portfolio Manager) and Paul Lefurgey, CFA (Managing Director, Head of Fixed Income Investments) co-manage the fund.  Effective June 30, 2013, Mr. Call will be retiring as co-portfolio manager, and Randy Johnson, CFA, and Greg Poplett, CFA, will be joining the team to co-manage the fund with Mr. Lefurgey.  Mr. Johnson, Vice President and Portfolio Manager, has been a member of the fixed income team at Madison since 2011.  For the 15 years prior to that, he was employed as portfolio manager at Concord Asset Management, LLC in Chicago, IL (an affiliate of Madison).  Mr. Poplett, Vice President and Portfolio Manager, has been a member of the fixed income team at Madison since 2004.  Prior to that, he was employed by Voyageur Asset Management in Minneapolis, MN.  As a result of the foregoing, pages 21 and 65 of the Class A, B and C Prospectus, and pages 21 and 72 of the Class Y and R6 Prospectus, are amended as described above.

Madison Diversified Income Fund (Class A, B and C Prospectus only)

Portfolio Management.  Currently, Dean “Jack” Call, DBA and CFA (Vice President, Portfolio Manager), John Brown, CFA (Vice President, Portfolio Manager), and Paul Lefurgey, CFA (Managing Director, Head of Fixed Income Investments) co-manage the fund.  Effective June 30, 2013, Mr. Call will be retiring as co-portfolio manager, and Chris Nisbet, CFA, will be joining the team to co-manage the fund with Messrs. Brown and Lefurgey.  Mr. Nisbet, Vice President and Portfolio Manager, has been with Madison since 1992.  As a result of the foregoing, pages 27 and 65 of the Class A, B and C Prospectus are amended as described above.

Madison Disciplined Equity Fund (Class Y and R6 Prospectus only)

At a meeting held on May 10, 2013, the Board of Trustees of the Madison Funds approved the reorganization of the Madison Disciplined Equity Fund (“Disciplined Equity Fund”) with and into the Madison Investors Fund (“Investors Fund”).  The Board of Trustees believes this reorganization is in the best interests of fund shareholders for several reasons.  The Disciplined Equity Fund’s shareholders will become investors in a fund with an identical investment objective and the same fundamental and non-fundamental investment policies.  In addition, the two funds have substantially similar risk/return profiles. Moreover, there will be no increase in fees for Disciplined Equity Fund shareholders who become shareholders of the Investors Fund since the funds have the same management fee and the same overall expense ratio.  Because the management fee of the Investors Fund reduces from 0.75% to 0.60% on net assets in excess of $100 million, the effective management fee for the Investors Fund following the reorganization will be lower than the fee for the Disciplined Equity Fund since the combined fund will have assets in excess of $100 million based on each individual fund’s current assets as of the date of this Supplement.

Subject to a number of conditions, the reorganization is expected to be effective on September 23, 2013, and will be effected at the relative net asset values of the funds as of the close of business on the prior business day.  In other words, shares of each class of the Disciplined Equity Fund will be converted into shares of the same class of the Investors Fund with the same aggregate net asset value.  The reorganization is expected to be tax-free to shareholders of the Disciplined Equity Fund and have no effect on existing shareholders of the Investors Fund (other than the anticipated lower management fee described above).

In light of the  foregoing, while the Disciplined Equity Fund is still open to new accounts and  new investments in existing accounts, persons who wish to open new accounts or make additional investments in existing accounts are urged to invest in the Investors Fund rather than the Disciplined Equity Fund.

For more information about the Investors Fund, please review the prospectus of the fund located at www.madisonfunds.com or call 1-800-877-6089 for a prospectus.  In addition, shareholders of the Disciplined Equity Fund as of July 1, 2013 (the record date) will receive a combination information statement/prospectus which describes the reorganization in more detail, as well as provides additional information about the Investors Fund.  Please note, however, that shareholders are not required to vote on the reorganization and the funds are not seeking their approval.